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                                                                    EXHIBIT 23.3


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants of Network Information Technology, Inc., we hereby consent to the use of our report dated June 12, 1998 incorporated by reference in this Registration Statement of PLATINUM technology International, inc. filed on Form S-4 and to all reference to our Firm included in this Registration Statement.



                                       /s/ ARTHUR ANDERSEN LLP


New York, New York
March 29, 1999